Exhibit 10.171

Loan No: 4012689 MORTGAGE (Continued) Page 15 Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property. Property. The word "Property" means collectively the Real Property and the Personal Property. Real Property. The words "Real Property" mean the real property, interests and rights, as further described in this Mortgage. Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness. Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property. GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS. GRANTOR: LF3 FARGO MED, LLC LODGING FUND REIT Ill OP, LP, Member of LF3 Fargo Med, LLC REIT Ill, INC., General Partner of Lodging Fund Montgomery, Lodging Fund REIT Ill, Inc. /s/ Sam Montgomery

Loan No: 4012689 MORTGAGE (Continued) Page 16 LIMITED LIABILITY COMPANY ACKNOWLEDGMENT ) ss COUNTY OF -------------- On this 2. '1-- day of t<.,\ov\.A.Cw , 20 2 "L , before me, the undersigned Notary Public, personally appeared Samuel C. Montgomery, Chief Financial Officer of Lodging Fund REIT Ill, Inc., General Partner of Lodging Fund REIT Ill OP, LP, Member of LF3 Fargo Med, LLC, and known to me to be a member or designated agent of the limited liability company that executed the Mortgage and acknowledged the Mortgage to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this Mortgage and in fact executed the � Y ortga q • ►•d !;ability company. Notary f ubhc in and for the State Residing at \\JoS1:'"c{ ,_ oi-"::> �'2oS �?1'-">P �'6\0°b o f _...J..::: � --'----Ll........l...-u::...,c '.....1..::..!,c__ -r- ___ ����� --�M :_: Y • Commission expires e,p.,; \ 1., �, zo 2 7., JENNIFER MOUM Notary Public State of North Dakota My Commission Expires April 25, 2022 LaserPro, Ver. 21.2.0.029 Copr. Finastra USA Corporation 1997, 2022. All Rights Reserved. - ND C:\LASERPRO\CFI\LPL\G03.FC TR-9218 PR-8 /s/ Jennifer Moum